SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              _________________

                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                     DATE OF REPORT:  SEPTEMBER 18, 1996


                             CASMYN CORPORATION
              (Exact name of registrant as specified in Charter)


                                  COLORADO
                (State or other jurisdiction of incorporation)

                                  0-14136
                           (Commission File Number)

                                84-0987840
                      (IRS Employer Identification No.)

                         1335 GREG STREET, UNIT #104
                             SPARKS, NEVADA 89431
                              (702)331-5524
        (Address and Telephone Number of Principal Executive Offices)


        (Former name or former address, if changes since last report)


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ITEM 5.     OTHER EVENTS

          On September 11, 1996, the Company, through an offshore securities subscription agreement executed in reliance upon the "safe harbor" afforded by Regulation S as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended, completed the sale of 409,091 units for net proceeds of $4,230,001 to one (1) accredited foreign investor. Each unit consists of one share of the Company's restricted common stock plus one warrant; two warrants plus $11.00 will entitle the holder to purchase one share of the Company's common stock.

                                   EXHIBITS




Exhibit No.            Description                              Page No.
- -----------            -----------                              --------

      A      Offshore Securities Subscription Agreement            4


                                  SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Casmyn Corp.




                                                    /s/ Dennis E. Welling
September 18, 1996                                By _______________________
                                                    Dennis E. Welling
                                                    Controller